Supplemental Financial Information	12 Months Ended
Dec. 31, 2017
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Supplemental Financial Information

5 Supplemental Financial Information

Statement of Operations Information

Depreciation, amortization and impairment

Depreciation and amortization, including impairment charges, are as follows:

	2017	2016	2015
Depreciation of property, plant and equipment	611	609	262
Amortization of internal use software	21	24	26
Amortization of other identified intangible assets (*)	1,541	1,572	229

	2,173	2,205	517

(*)	For the period ending December 31, 2017, the amount includes IPR&D impairment charges of $23 million, of which $16 million related to assets acquired from Freescale. For the period ending December 31, 2016, the amount included impairment charges relative to IPR&D acquired as part of the acquisition of Freescale of $89 million.

Depreciation of property, plant and equipment is primarily included in cost of revenue.

Other income (expense)

	2017	2016	2015
Result on disposal of businesses	1,572	8	1,257
Result on disposal of properties	1	1	6
Other income (expense)	2	—	—

	1,575	9	1,263

Financial income (expense)

	2017	2016	2015
Interest income	27	11	6
Interest expense	(310)	(408)	(227)

Total interest expense, net	(283)	(397)	(221)
Net gain (loss) on extinguishment of debt	(41)	(32)	—
Foreign exchange rate results	(30)	(15)	(193)
Change in fair value of the warrant liability	—	—	(31)
Miscellaneous financing costs/income, net	(12)	(9)	(84)

Total other financial income (expense)	(83)	(56)	(308)

Total	(366)	(453)	(529)

From May 2011 until December 31, 2015, the Company applied net investment hedging. As of January 1, 2016, as a result of the acquisition of Freescale, NXP has concluded that the functional currency of the holding company is USD. Beginning from January 1, 2016, the warrants will now be classified in stockholders’ equity, and mark-to-market accounting will no longer be applicable. In addition our U.S. dollar-denominated notes, term loans and RCF agreements are no longer re-measured. The U.S. dollar exposure of the net investment in U.S. dollar functional currency subsidiaries of $1.7 billion was hedged by certain U.S. dollar-denominated notes. As a result, a charge of $190 million in 2015 was recorded in other comprehensive income (loss) relating to the foreign currency result on the U.S. dollar-denominated notes that were recorded in a euro functional currency entity.

Equity-accounted investees

Results related to equity-accounted investees at the end of each period were as follows:

	2017	2016	2015
Company’s share in income (loss)	17	11	8
Other results	36	—	1

	53	11	9

The total carrying value of investments in equity-accounted investees is summarized as follows:

	2017		2016
	Shareholding %	Amount	Shareholding %	Amount
ASMC	—	—	27	21
ASEN	40	66	40	56
WeEn	49	65	49	62
Others		15		15

		146		154

Investments in equity-accounted investees are included in Corporate and Other.

On April 19, 2017, we sold our shares in Advanced Semiconductor Manufacturing Corporation Ltd. (ASMC), representing a 27.47 percent ownership, for a total consideration of $54 million. The gain on the sale of $31 million is included in the Statement of Operations in the line item “Results relating to equity-accounted investees”. The fair value of NXP’s shareholding in the publicly listed company ASMC based on the quoted market price at December 31, 2016 is $35 million.

Balance Sheet Information

Cash and cash equivalents

At December 31, 2017 and December 31, 2016, our cash balance was $3,547 million and $1,894 million, respectively, of which $250 million and $316 million was held by SSMC, our consolidated joint venture company with TSMC. Under the terms of our joint venture agreement with TSMC, a portion of this cash can be distributed by way of a dividend to us, but 38.8% of the dividend will be paid to our joint venture partner. During 2017, a dividend of $228 million (2016: $325 million) has been paid by SSMC.